FORM 8-K

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 22, 2002

                                      T&G2
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             (Exact name of registrant as specified in its charter)


   Nevada                               333-91886         74-3035831
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   (State or other jurisdiction        (Commission        (IRS Employer
             of incorporation)         File Number)       Identification No.)


   65 La Grande Ave.  Berkley Heights, New Jersey         07922
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   (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:    (908) 508-9008


                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant
----------------------------------------

     Not Applicable.

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

     Not Applicable.

Item 3. Bankruptcy or Receiverships
-----------------------------------

     Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant
-----------------------------------------------------

     The former accountant for Registrant, Craig W. Conners, was given notice of termination of services from its prior representation effective July 15, 2002. Such accountant's report on the Registrant's financial statements for either of the past two years, and any subsequent interim period preceding such termination, did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. Such effective termination was voted on and approved by a majority of the Board of Directors of Registrant. During the Registrant's two most recent fiscal years and any subsequent interim period preceding such termination, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement. Due to Registrant's inability, after all reasonable and due inquiry, to contact its former accountant, Registrant is unable to provide an
Exhibit 16.

     The name and address of Registrant's new accountant is as follows:

                         Bagell, Josephs & Company, LLC
                       High Ridge Commons, Suites 400-403
                          200 Haddonfield, Berlin Road
                               Gibbsboro, NJ 08026
                                 (856) 346-2828

Item 5. Other Events
--------------------

     Not Applicable.

Item 6. Resignation of Registrant's Directors
---------------------------------------------

     Not Applicable.

Item 7. Financial Statements Pro Forma Financial Information and Exhibits
-------------------------------------------------------------------------

     Not Applicable.

Item 8. Change in Fiscal Year
-----------------------------

     Not Applicable.

Item 9. Regulation FD Disclosure
--------------------------------

     Not Applicable.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 22, 2002

                                           T&G2,
                                           A Nevada Corporation




                                           By: /s/ James Farinella
                                              ------------------------
                                                James Farinella,
                                                President, C.E.O.